Exhibit 10.1

February 14, 2007

Branch Banking and Trust Company of South Carolina

P.O. Box 408

301 Main Street

Greenville, South Carolina 29602

Attention: Barry Maness

Re:	Amended and Restated Credit Agreement dated as of July 16, 2004 by and among ScanSource, Inc. and Netpoint International, Inc., as U.S. Borrowers, ScanSource Europe Limited and ScanSource UK Limited, as Non-U.S. Borrowers, the Initial Guarantors listed therein, Branch Banking and Trust Company of South Carolina, as Administrative Agent, Wachovia Bank, National Association, as Syndication Agent, BB&T Capital Markets and Wachovia Bank, National Association, as Arrangers, and the Banks parties thereto, as amended (the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings given in the Credit Agreement.

Ladies and Gentlemen:

The Borrowers and Guarantors request that the Administrative Agent seek the consent of the Banks to amend and restate Section 5.06 of the Credit Agreement in its entirety to read as follows:

SECTION 5.06. Restricted Payments. The Company will not declare or make any Restricted Payment during any Fiscal Year; provided that the Company shall be permitted to redeem shares of the Company capital stock so long as the amount paid in connection with such redemptions shall not exceed $2,000,000 during any Fiscal Year.

The Loan Parties hereby agree to pay all expenses of the Administrative Agent including reasonable fees and disbursements of special counsel for the Administrative Agent in connection with the preparation of this letter agreement.

The Borrowers and Guarantors represent and warrant that, after giving effect to this consent and letter agreement, the Borrowers and Guarantors are in compliance with all of the terms and conditions of the Credit Agreement and the other Loan Documents and no Default or Event of Default exists thereunder.

The Banks’ consent as herein requested shall not constitute (a) a future waiver of, or affect or diminish in any way, any of the Banks’ rights under the Credit Agreement or the other Loan Documents, (b) an amendment, modification or alteration of any provision of the Credit Agreement or the other Loan Documents, other than Section 5.06 of the Credit Agreement, and (c) a course of dealing or a waiver of the Banks’ right to withhold its consent for any similar request in the future.

IN WITNESS WHEREOF, the parties hereto have caused this waiver to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

Very truly yours, SCANSOURCE, INC.

By:	/s/ Richard P. Cleys (SEAL)
Name:	Richard P. Cleys
Title:	VP and Chief Financial Officer

NETPOINT INTERNATIONAL, INC.

By:	/s/ Linda B. Davis (SEAL)
Name:	Linda B. Davis
Title:	VP and Treasurer

4100 QUEST, LLC

By:	ScanSource, Inc., its sole member

By:	/s/ Richard P. Cleys (SEAL)
Name:	Richard P. Cleys
Title:	VP and Chief Financial Officer

PARTNER SERVICES, INC.

By:	/s/ Linda B. Davis (SEAL)
Name:	Linda B. Davis
Title:	VP and Treasurer

SCANSOURCE EUROPE LIMITED

By:	/s/ Linda B. Davis (SEAL)
Name:	Linda B. Davis
Title:	Director

SCANSOURCE UK LIMITED

By:	/s/ Linda B. Davis (SEAL)
Name:	Linda B. Davis
Title:	Director

CONSENT

Re:	Amended and Restated Credit Agreement dated as of July 16, 2004 by and among ScanSource, Inc. and Netpoint International, Inc., as U.S. Borrowers, ScanSource Europe Limited and ScanSource UK Limited, as Non-U.S. Borrowers, the Initial Guarantors listed therein, Branch Banking and Trust Company of South Carolina, as Administrative Agent, Wachovia Bank, National Association, as Syndication Agent and an Other Currency Lender, BB&T Capital Markets and Wachovia Bank, National Association, as Arrangers, and the Banks parties thereto, as amended (the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings given in the Credit Agreement.

The undersigned Banks consent to the matters set forth in the letter from the Borrowers and Guarantors to the Administrative Agent dated as of February 14, 2007 and attached hereto, respecting Section 5.06 of the Credit Agreement.

BRANCH BANKING AND TRUST COMPANY OF SOUTH CAROLINA, as Administrative Agent, U.S. Dollar Issuing Bank, Other Currency Issuing Bank and as a Bank

By:	/s/ Barry Maness (SEAL)
Name:	Barry Maness
Title:	Senior Vice President

:

WACHOVIA BANK, NATIONAL ASSOCIATION, as an Other Currency Lender, Other Currency Issuing Bank and a Bank,

By:	/s/ Lee R. Gray (SEAL)
Name:	Lee R. Gray
Title:	Senior Vice President

:

FIFTH THIRD BANK

By:	/s/ Jennifer Schwartz (SEAL)
Name:	Jennifer Schwartz
Title:	AVP

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:	/s/ Rotcher Watkins (SEAL)
Name:	Rotcher Watkins
Title:	Senior Vice President

CAPITAL ONE, N.A.

By:	/s/ Kristine Sinon (SEAL)
Name:	Kristine Sinon
Title:	AVP / Portfolio Manager

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